TENTH AMENDMENT TO ADVISORY AGREEMENT AMONG STRATEGIC REALTY TRUST, INC. STRATEGIC REALTY OPERATING PARTNERSHIP, LP, AND SRT ADVISOR, LLC THIS TENTH AMENDMENT TO THE ADVISORY AGREEMENT (“TENTH AMENDMENT”), effective as of August 9, 2022 (the “Effective Date”) is entered into by and among Strategic Realty Trust Inc., a Maryland corporation (the “Company”), Strategic Realty Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), and SRT Advisor, LLC, a Delaware limited liability company (the “Advisor”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Advisory Agreement. W I T N E S S E T H WHEREAS, the Company, the Operating Partnership and the Advisor entered into that certain Advisory Agreement dated as of August 10, 2013, which was amended by that certain First Amendment to Advisory Agreement dated as of July 15, 2014, that Second Amendment to Advisory Agreement dated as of August 3, 2015, that Third Amendment to Advisory Agreement dated as of July 19, 2016, that Fourth Amendment to Advisory Agreement dated as of July 25, 2017, that Fifth Amendment to Advisory Agreement dated as of July 19, 2018, that Sixth Amendment to Advisory Agreement dated as of August 2nd, 2018, that Seventh Amendment to Advisory Agreement dated as of August 1, 2019, that Eighth Amendment to Advisory Agreement dated July 30, 2020, that Ninth Amendment to Advisory Agreement dated as of August 5, 2021 (as amended by this Tenth Amendment the “Advisory Agreement”) which by its current terms expired on August 9, 2022; WHEREAS, the Company, the Operating Partnership and the Advisor desire to amend the Advisory Agreement to (i) reflect a reduction in the Disposition Fee with respect to certain sales as described below, (ii) reflect the waiver by the Advisor of the Financing Coordination Fee with respect to certain financing extensions as described below, and (iii) an adjustment to the Asset Management Fee to be paid during the twelve-month period commencing August 2022 through July 2023; and WHEREAS, the parties hereto desire to renew the Advisory Agreement effective as of August 9, 2022 for an additional twelve months from August 10, 2022, on the terms and conditions set forth below during the renewal period.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Advisory Agreement is hereby amended as follows: 1. Disposition Fee: The parties agree that a Disposition Fee as contemplated in Section 9(d) of the Advisory Agreement shall be paid in connection with the Sale of the Company’s interests in the joint ventures referred to as the 3032 Wilshire Joint Venture and the Sunset & Gardner Joint Venture in an amount equal to 0.25% of the brokerage commission paid to the third-party broker in connection with the Sale. 2. Financing Coordination Fee: The parties agree that no Financing Coordination Fee as contemplated by Section 9(i) of the Advisory Agreement shall be due and payable with respect to the extension of the financings referred to as the Wilshire Construction Loan and the Sunset & Gardner Loan. 3. Amendment of Section 9(e): Section 9(e) of the Advisory Agreement shall be deleted in its entirety and replaced as follows: The Advisor shall receive the Asset Management fee as compensation for services rendered in connection with the management of the Company’s assets. During the twelve-month period commencing August 2022 and ending July 2023, the Asset Management Fee shall be equal to a monthly fee of one-twelfth (1/12th) of $250,000. The Asset Management fee shall be payable in arrears on the first business day of each month. 4. Term: The Advisory Agreement is renewed for an additional term of 12 months, effective as of August 10, 2022. 5. Except as specifically set forth above, the Advisory Agreement shall remain unmodified, and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Tenth Amendment as of August __, 2022. Strategic Realty Trust, Inc. By: ____________________________ Matthew Schreiber, President Strategic Realty Operating Partnership, L.P. By: Strategic Realty Trust, Inc. Its General Partner By: _________________________________ Matthew Schreiber, President SRT Advisor, LLC By: ________________________________ Its: _________________________ Matthew Schreiber (Aug 15, 2022 07:40 HST) Matthew Schreiber (Aug 15, 2022 07:40 HST) Matthew Schreiber (Aug 15, 2022 07:40 HST) CEO

tenth Amendment to SRT Advisory Agreement (003) Final Audit Report 2022-08-15 Created: 2022-08-15 By: Kaylyn McClaran (Kaylyn.McClaran@L3capital.com) Status: Signed Transaction ID: CBJCHBCAABAAiNtN22iAz0FPmXpbe48VUt-H0RQ0ICeC "tenth Amendment to SRT Advisory Agreement (003)" History Document created by Kaylyn McClaran (Kaylyn.McClaran@L3capital.com) 2022-08-15 - 4:20:07 PM GMT- IP address: 99.35.131.81 Document emailed to matthew.schreiber@l3capital.com for signature 2022-08-15 - 4:22:31 PM GMT Email viewed by matthew.schreiber@l3capital.com 2022-08-15 - 5:39:13 PM GMT- IP address: 172.226.77.30 Signer matthew.schreiber@l3capital.com entered name at signing as Matthew Schreiber 2022-08-15 - 5:40:49 PM GMT- IP address: 173.197.99.27 Document e-signed by Matthew Schreiber (matthew.schreiber@l3capital.com) Signature Date: 2022-08-15 - 5:40:51 PM GMT - Time Source: server- IP address: 173.197.99.27 Agreement completed. 2022-08-15 - 5:40:51 PM GMT